Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

THE MANAGERS FUNDS

Managers Bond Fund

Supplement dated February 26, 2014 to the Prospectus dated April 1, 2013, and Statement of Additional

Information dated April 1, 2013, as supplemented December 18, 2013

The following information supplements and supersedes any information to the contrary relating to Managers Bond Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s prospectus (the “Prospectus”) dated April 1, 2013, and Statement of Additional Information (the “SAI”), dated April 1, 2013, as supplemented December 18, 2013.

Matthew Eagan and Elaine Stokes have been designated as portfolio managers in the Fund’s portfolio management team, effective in January 2014. Mr. Eagan is a Vice President and Portfolio Manager of the Fund’s subadvisor, Loomis, Sayles & Company, L.P. (“Loomis”), and has served in those positions since 1998 and 2001, respectively. Mr. Eagan joined Loomis in 1997. Ms. Stokes is a Vice President and Portfolio Manager of Loomis, and has served in those positions since 1993 and 2001, respectively. Ms. Stokes joined Loomis in 1988. Daniel J. Fuss, Mr. Eagan and Ms. Stokes are jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus to the portfolio managers of the Fund shall refer to Daniel J. Fuss, Matthew Eagan and Elaine Stokes.

In addition, under the heading “Management of the Funds–Subadvisors and Portfolio Managers of the Funds–Managers Bond Fund and Managers Global Income Opportunity Fund–Loomis, Sayles & Company, L.P. (“Loomis Sayles”)–Other Accounts Managed by the Portfolio Manager(s),” the following tables are hereby added after the table relating to Daniel J. Fuss on page 52 of the SAI:

Portfolio Manager: Matthew Eagan*
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	17	$53,494.52	None	$0
Other Pooled Investment Vehicles	19	$9,268.38	3	$1,145.06
Other Accounts	163	$21,902.09	3	$629.64

*	Information provided as of December 31, 2013.

ST276

Portfolio Manager: Elaine Stokes*
Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	12	$51,831.45	None	$0
Other Pooled Investment Vehicles	16	$7,913.93	None	$0
Other Accounts	159	$21,617.67	2	$356.63

*	Information provided as of December 31, 2013.

Finally, under the heading “Management of the Funds–Subadvisors and Portfolio Managers of the Funds–Managers Bond Fund and Managers Global Income Opportunity Fund–Loomis, Sayles & Company, L.P. (“Loomis Sayles”)–Portfolio Managers’ Ownership of Bond Fund Shares and Global Income Opportunity Fund Shares,” the following information relating to Mr. Eagan and Ms. Stokes’ ownership of Fund shares is hereby added to page 55 of the SAI:

Mr. Eagan (as of December 31, 2013):	None
Ms. Stokes (as of December 31, 2013):	None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE